UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2001
 Exact name of registrant as specified                                                       I.R.S.
 in its charter, state of incorporation,
 Employer     Commission              address of principal executive offices,
Identification
File Number
Telephone                                                                                            Number

1-16305                 PUGET ENERGY, INC.
91-1969407
                                    A Washington Corporation
                                    411 - 108th Avenue N.E.
                                    Bellevue, Washington 98004-5515
                                    (425) 454-6363

1-4393                  PUGET SOUND ENERGY, INC.                                                91-0374630
                                    A Washington Corporation
                                    411 - 108th Avenue N.E.
                                    Bellevue, Washington 98004-5515
                                    (425) 454-6363

ITEM 5. Other Events

On December 3, 2001, Puget Sound Energy, Inc (PSE) filed petitions for an interim electric-rate increase with the Washington Utilities and Transportation Commission.  The interim filing is comprised of two parts: a request for deferral of projected under recovered power costs for the period January 1 through February 28,
2002 (approximately $66.4 million) and a surcharge to rates beginning March 1, 2002 to collect in rates projected under recovered power costs for the period March 1 through October 31, 2002, (approximately $104.3 million) and the deferred amount.  The surcharge would remain in effect until new general rates are established in the Company’s general rate case filed November 26, 2001 (which historically has been an
11-month process from the time of the filing).

Attached is the petition of Puget Sound Energy, Inc. for an accounting order, the petition of Puget Sound
Energy, Inc. for interim rate relief and the direct testimony of Richard L. Hawley, Vice President and Chief
Financial Officer of Puget Sound Energy, Inc. in connection with the interim rate relief filing.

Statement Regarding Forward-Looking Statements
The Company is including the following cautionary statement in this Current Report on Form 8-K to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any
forward-looking statements made by or on behalf of the Company.  Exhibits to this report include forward-looking statements, such as statements of the Company's predictions, plans, objectives, expectations and intentions.  Words such as "anticipate," "believe," "expect," "future" and "intend" and similar expressions are used to identify forward-looking statements.  However, these words are not the exclusive means of identifying such statements.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed.  The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, but there can be no assurance that the Company's expectations, beliefs or projections will be achieved or accomplished.

Some important factors that could cause actual results or outcomes for the Company to differ materially from those discussed in forward-looking statements include:
o        prevailing legislative developments, governmental policies and regulatory actions with respect to allowed rates of return, financings, or industry and rate structures;
o        weather and hydroelectric conditions;
o        wholesale energy prices;
o        effect of competition;
o        changes in and compliance with environmental and endangered species laws and policies;
o        population growth rates and demographic patterns;
o        capital market conditions; and
o        legal and regulatory proceedings.
Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.  Facts and developments, including developments in Puget Sound Energy's rate case, emerge from time to time and it is not possible for management to predict such developments, nor can it assess their impact on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 7 Exhibits

Exhibit 99.1  Petition of Puget Sound Energy, Inc. for an accounting order

Exhibit 99.2  Petition of Puget Sound Energy, Inc. for interim rate relief

Exhibit 99.3  Direct testimony of Richard L. Hawley, Vice President and Chief Financial Officer of Puget
                  Sound Energy, Inc.

                                                   SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                     PUGET ENERGY, INC.
                                                     PUGET SOUND ENERGY, INC.

                                                     -----------------------------------

                                                     James W. Eldredge
                                                     Corporate Secretary and Chief Accounting Officer

Date: December 3, 2001